                                                                    EXHIBIT 10.6
                                                                    ------------

                         REGISTRATION RIGHTS AGREEMENT



                                    Between

                           The Aristotle Corporation

                                      and

                              Geneve Corporation



                         Dated as of October 22, 1997

                           THE ARISTOTLE CORPORATION

                         REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), made and entered into as of the 22nd day of October, 1997, by and among The Aristotle Corporation, a Delaware corporation (the "Company"), and Geneve Corporation, a Delaware corporation (the "Shareholder").


                                   RECITALS
                                   --------


          WHEREAS, the Company is issuing up to 489,131 shares of Series E Convertible Preferred Stock, $.01 par value, at a purchase price of $4.60 per share to the Shareholder pursuant to the Preferred Stock Purchase Agreement of even date herewith among the Company and the Shareholder (the "Purchase Agreement"); and

          WHEREAS, one of the conditions to the consummation of the transactions contemplated by the Purchase Agreement is the execution and delivery of this Agreement to provide for registration rights for the shares of Series E Convertible Preferred Stock purchased by the Shareholder as set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Plan, the parties hereto mutually agree as follows:

1.   Registration Rights.
     -------------------

     1.1  Definitions.
          -----------

     (a) "Common Stock" means the common stock, $.01 par value per share, of
          ------------
the Company;

     (b) "Holder" means any person owning or having the right to acquire
          ------
Registrable Securities; and

     (c) "Form S-3," "Form S-4" and "Form S-8" mean such respective forms under
          --------    --------       --------
the 1933 Act as in effect on the date hereof or any successor registration forms to Form S-3, Form S-4 and Form S-8, respectively, under the 1933 Act subsequently adopted by the Securities and Exchange Commission ("SEC"), regardless of its designation.

     (d) "Preferred Shares" means the shares of the Series E Convertible
          ----------------
Preferred Stock, $.01 par value per share, of the Company, issued pursuant to the Purchase Agreement.

     (e) "Register," "registered" and "registration" refer to a resale
          --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the 1933 Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement, or, as the context may require, under the Exchange Act or applicable state securities laws.

     (f) "Registrable Securities" means the shares of the Common Stock issued or issuable upon conversion of the Preferred Shares. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when: (1) they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them; (2) they are transferred pursuant to Rule 144 (or any similar provision that is in force) under the 1933 Act; or (3) they have been otherwise transferred and new certificates for them not bearing a restrictive legend have been delivered by the Company;

     The number of shares of Registrable Securities then outstanding shall be determined by adding the number of shares of Common Stock outstanding as a result of the conversion of Preferred Shares and the number of shares of Common Stock which are issuable upon conversion of Preferred Shares;

     (g) "1933 Act"  means the Securities Act of 1933, as amended, and the
          --------
rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

     (h) "1934 Act" means the Securities Exchange Act of 1934, as amended,
          --------
and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

     1.2  Request for Registration.
          ------------------------

     (a) Demand Rights.  (a) At any time after the second anniversary of
         -------------
the date hereof, the Holders of Registrable Securities constituting a majority of the total shares of Registrable Securities then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Registrable Securities held by such requesting Holder or Holders for sale in the manner specified in such notice; provided that the aggregate number of shares to be registered pursuant to such request shall be not less than 50,000. Notwithstanding anything to the contrary contained herein, the Company shall not be required to cause a registration pursuant to this Subsection 1.2(a) to become effective during the period starting with the filing of, and ending on the date which is one hundred and eighty (180) days after the effective date of, a registration statement filed by the Company covering a firm commitment underwritten public offering of Common Stock under the Securities Act.

     (b) Following receipt of any notice under this Section 1.2, the Company shall immediately notify all Holders of Registrable Securities from whom notice has not been received and such Holders shall then be entitled within twenty (20) days after receipt of such notice from the Company to request the Company to include in the requested registration all or any portion of their shares of Registrable Securities. The Company shall use its best efforts to register under the 1933 Act, for public sale in accordance with the method of disposition specified in the notice from requesting Holders described in paragraph (a) above, the number of shares of Registrable Securities specified in such notice (and in all notices received by the Company from other Holders within twenty (20) days after the receipt of such notice by such Holders). The Company shall be obligated to register the Registrable Securities pursuant to this Section 1.2 on three (3) occasions only; provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Registrable Securities specified in notices received as aforesaid (other than shares voluntarily withdrawn by the Holder thereof), for sale in accordance with the method of disposition specified by the requesting Holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

     (c) If the Holders requesting such registration intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in paragraph (b) above. The right of any Holder to registration pursuant to this Section 1.2 shall be conditioned upon such Holder's agreeing to participate in such underwriting and to permit inclusion of such Holder's Registrable Securities in the underwriting. If such method of disposition is an underwritten public offering, the Holders of at least a majority in interest of the shares of Registrable Securities to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. A Holder may elect to include in such underwriting all or a part of the Registrable Securities it holds.

     (d) A registration statement filed pursuant to this Section 1.2 may, subject to the following provisions, include (i) shares of Common Stock for sale by the Company for its own account, (ii) shares of Common Stock held by officers or directors of the Company and (iii) shares of Common Stock held by persons who by virtue of agreements with the Company are entitled to include such shares in such registration (the "Other Shareholders"), in each case for sale in accordance with the method of disposition specified by the requesting Holders. If such registration shall be underwritten, the Company, such officers and directors and Other Shareholders proposing to distribute their shares through such underwriting shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting

     1.3  Company Registration. If at any time the Company proposes to register
          --------------------
(including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its capital stock or other securities under the 1933 Act in connection with the public offering of such securities (other than a registration on Form S-8 relating solely to the sale of securities to participants in a Company stock plan, or a registration on Form S-4 or any successor form), the Company , at such time, promptly give each Holder written notice of such registration. Upon the written request of any Holder given within twenty (20) days after delivery of such notice by the Company, the Company shall, subject to the provisions of Section 1.8, use its best efforts to cause a registration statement covering all of the Registrable Securities that each such Holder has requested to be registered to become effective under the 1933 Act. The Company shall be under no obligation to complete any offering of its securities it proposes to make and shall incur no liability to any Holder for its failure to do so.

     1.4  Obligations of the Company. Whenever required under this Section 1 to
          --------------------------
use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as possible:

     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, if applicable, upon the request of the Holders of a majority of the Registrable Securities registered thereunder use its best efforts consistent with then applicable restrictions of SEC registration forms to keep such registration statement effective for up to: (i) the seventh (7th) anniversary of the date hereof if the registration is effected on Form S-3 or (ii) nine (9) months or until the Holders have informed the Company in writing that the distribution of their securities has been completed if the registration is effected on a form other than Form S-3.

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, and use its best efforts to cause each such amendment to become effective, as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Holders such reasonable number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Use its best efforts to register or qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdiction.

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement, including furnishing any opinion of counsel or entering into a lock-up agreement reasonably requested by the managing underwriter.

     (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and promptly file such amendments and supplements which may be required pursuant to subparagraph (b) of this Section 1.4 on account of such event and use its best efforts to cause each such amendment and supplement to become effective.

     (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters on the date that the registration statement with respect to such securities becomes effective, a letter dated such date, from the independent certified public accountant of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     (h) Apply for listing and use its best efforts to list the Registrable Securities being registered on any national securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a national securities exchange, but is quoted on the automated quotation system of the National Association of Securities Dealers, Inc., promptly file an additional listing application with respect to the Registrable Securities.

     1.5  Furnish Information. It shall be a condition precedent to the
          -------------------
obligations of the Company to take any action pursuant to this Section 1 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

     1.6  Expenses of Registrations. All expenses other than underwriting
          -------------------------
discounts, fees and commissions relating to Registrable Securities incurred in connection with the registration, filing or qualification of the Registrable Securities pursuant to Section 1.2 and 1.3 and other than counsel fees and expenses of the Holders and underwriter counsel fees and expenses, including, without limitation, all registration, filing and qualification fees, printing and accounting fees and fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, that the Company shall not be
                         --------  -------
required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2, if the registration request is subsequently withdrawn at any time at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses).

    1.7  Underwriting Requirements. In connection with any offering involving an
         -------------------------
underwriting of securities being issued by the Company, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then, subject to the provisions of this Section 1.7, only in such quantity, if any, as, in the opinion of the underwriters, marketing factors permit. If the managing underwriter for the offering shall advise the Company in writing that the total amount of securities, including Registrable Securities requested to be included in such offering, exceeds the amount of securities proposed to be included in such offering that can be successfully offered, then the Company shall include in the offering only that number of such securities, including Registrable Securities, which the managing underwriter believes marketing factors permit the securities so included to be apportioned as follows: first all shares of Common Stock held by officers or directors (other than Registrable

Securities) of the Company or by Other Shareholders (other than Registrable Securities or shares of Common Stock submitted for registration pursuant to
Section 1.3 of that certain Registration Rights Agreement dated April 11, 1994) be excluded from such registration to the extent so required by such managing underwriter, and unless the Holders of such shares and the Company have otherwise agreed in writing, such exclusion shall be applied first to the shares held by the directors and officers, and if a limitation of the number of shares is still required by such managing underwriter, then to the shares of Common Stock of the Other Shareholders (other than Registrable Securities or share of Common Stock submitted for registration pursuant to Section 1.3 of that certain Registration Rights Agreement dated April 11, 1994) to the extent required by the managing underwriter, and if further limitation on the number of shares to be included in the underwriting is required, then the number of shares held by Holders that may be included in the underwriting shall be apportioned pro rata among the selling Holders according to the total amount of securities requested to be registered therein owned by each selling Holder or in such other proportions as shall be mutually agreed to by such selling Holders; provided however; that notwithstanding the exclusion of Registrable Securities owned by the Holders, no shares of Common Stock submitted for registration pursuant to
Section 1.3 of that certain Registration Rights Agreement dated April 11, 1994 shall be excluded unless and until all shares held by Holders shall have been excluded. In any event all securities to be sold other than Registrable Securities and shares of Common Stock submitted for registration pursuant to
Section 1.3 of that certain Registration Rights Agreement dated April 11, 1994 will be excluded prior to any exclusion of Registrable Securities. No Registrable Securities or any other security excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder of Registrable Securities, officer, director or Other Shareholder who has requested inclusion in such registration as provided above, disapproves of the terms of the underwriting, such Holder of securities may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

     1.8  Indemnification. In the event any Registrable Securities are included
          ---------------
in a registration statement under this Section 1:

     (a) Company Indemnification. To the extent permitted by law, the Company
         -----------------------
will indemnify and hold harmless each Holder, the officers, directors, partners, agents and employees of each Holder, any underwriter (as defined in the 1933
Act) for such Holder, and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law. The Company will reimburse each such Holder, officer, director, partner, agent, employee, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, or action. The indemnity agreement contained in this Section 1.8(a) shall not apply to amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company which consent shall not be unreasonably withheld, nor shall the Company be liable to a Holder in any such case for any such loss, claim, damage, liability, or action (i) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished (or omitted to be furnished) expressly for use in connection with such registration by or on behalf of such Holder, underwriter or controlling person or (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder to engage in a distribution solely on behalf of such Holder), if such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

     (b) Holder Indemnification. To the extent permitted by law, each selling
         ----------------------
Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, each agent and any underwriter for the Company, and any other Holder selling securities in such registration statement or any of its directors, officers, partners, agents or employees or any person who controls such Holder or underwriter, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, controlling person, agent or underwriter or controlling person, or other such Holder or director, officer or controlling person may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent that such Violation occurs in reliance upon and in conformity with information furnished (or omitted to be furnished) by or on behalf of such Holder for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, officer, director, partner, agent, employee, or controlling person in connection with investigating, defending or settling any such loss, claim, damage, liability, or action. The indemnity agreement contained in this Section 1.8(b) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld nor, in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company), the Holder be liable to the Company in any case which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the 1933 Act.

     (c) Notice, Defense and Counsel. Promptly after receipt by an indemnified
         ---------------------------
party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section
1.8 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

     (d) Survival of Rights and Obligations. The obligations of the Company and
         ----------------------------------
the Holders under this Section 1.8 shall survive the conversion, if any, of the shares of Preferred Stock, and the completion of any offering of Registrable Securities in a registration statement whether under this Section 1 or otherwise.

     1.9  Reports Under 1934 Act. With a view to making available to the Holders
          ----------------------
the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, and with a view to making it possible for Holders to register the Registrable Securities pursuant to a registration on Form S-3, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

     (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     1.10 Lockup Agreement. Each Holder, if requested by the Company and an
          ----------------
underwriter of the Company's securities, shall agree not to sell or otherwise transfer or dispose of any Registrable Securities or other securities of the Company held by such Holder for a specified period of time (not to exceed 180 days) following the effective date of a registration statement pursuant to which the Company proposes to sell its securities to the public generally, provided that all holders of at least 5% of the Common Stock (on an as-exchanged basis) enter into similar agreements.

     1.11 Additional Grants of Registration Rights.  The Company shall not
          ----------------------------------------
hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement. If the Company shall hereafter grant any registration or similar rights with respect to securities of the Company which are more favorable than the rights granted pursuant to this Agreement, each Holder shall immediately be vested with such more favorable rights.

2.   Miscellaneous.
     -------------

     2.1  Notices. All notices or other communications hereunder shall be in
          -------
writing and shall be deemed to have been given when delivered by certified mail, return receipt requested, a recognized overnight delivery service or hand delivery to such party at the address set forth below or such other address as such party may specify by notice to the other parties hereto:

     If to the Holders, to their respective addresses as set forth in Exhibit A
                                                                      ---------
to this Agreement.

     If to the Company, to:  The Aristotle Corporation
                             78 Olive Street
                             New Haven, Connecticut 06510

                             Attention:    John J. Crawford
                                           Its Chairman and President

     2.2  Entire Agreement. This Agreement sets forth the entire agreement and
          ----------------
understanding of the parties with respect to the subject matter hereof, supersedes and rescinds any prior written or oral agreements relating to the subject matter hereof between the parties hereto and shall not be modified except by the execution of a written instrument signed by the parties hereto.

     2.3  Binding Effect; Assignment. This Agreement shall be binding upon and
          --------------------------
inure to the benefit of the personal representatives, successors and assigns of the respective parties hereto. The Company shall not have the right to assign its rights or obligations hereunder or any interest herein without obtaining the prior written consent of the Holders and the Holders may not assign or transfer their rights under this Agreement, except to an Affiliate (as such terms is used in Rule 12b-2 of the 1934 Act), without the prior written consent of the Company.

     2.4  Counterparts. This Agreement may be executed in counterparts, all of
          ------------
which together shall constitute one and the same instrument.

     2.5  Governing Law. This Agreement shall be governed by, construed and
          -------------
enforced in accordance with the laws and decisions of the State of Delaware.

           IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                  THE ARISTOTLE CORPORATION



                                  By: /s/ John J. Crawford
                                     ---------------------------------
                                     Name:  John J. Crawford
                                     Title:  President



                                  GENEVE CORPORATION



                                  By: /s/ Steven B. Lapin
                                     ----------------------------------
                                     Name: Steven B. lapin
                                     Title: President